Note 10. Accrued Liabilities	12 Months Ended
Oct. 31, 2012
Accounts Payable and Accrued Liabilities Disclosure [Text Block]
10.    Accrued Liabilities

As of October 31	2012	2011
Employee-related accruals (Note 21)	$4,922	$6,716
FDA provision(a)	8,321	8,325
Captive insurance liability (Note 24)	2,119	4,492
AECL revenue share and waste disposal	3,770	3,004
Restructuring provision (Note 17)	3,453	4,004
Other(b)	57,737	26,373
Accrued liabilities	$80,322	$52,914

(a)      The FDA provision was established in fiscal 2007 to address certain U.S. Food and Drug Administration (FDA) issues related to the Company’s discontinued bioanalytical operations in its Montreal, Canada, facilities. Although the bioanalytical operations were part of MDS Pharma Services, Nordion has retained this potential liability following the sale of Early Stage. The Company may, where appropriate, reimburse clients who have incurred or will incur third party audit costs or study re-run costs to complete the work required by the FDA and other regulators. Management regularly updates its analysis of this critical estimate based on all currently available information. Based on this analysis, the Company recorded payments of $nil (2011 - $0.2 million; 2010 - $9.9 million) for the year ended October 31, 2012. As of October 31, 2012, management believes that the remaining provision of $8.3 million (October 31, 2011 ― $8.3 million) is sufficient to cover any agreements reached with clients for study audits, study re-runs, and other related costs. Included in this potential liability are amounts for two legal claims the Company has been served with related to repeat study costs (Note 25).

(b)      Other includes a $9.5 million settlement accrual recorded for the arbitration with Life Technologies Corporation (Life) as a result of the ruling that occurred in July 2011 as well as approximately $32 million estimated litigation accruals (Note 25). Other also includes derivative liabilities, royalties and various miscellaneous payables.